 Exhibit 99.1

CONTACT:	Gary S. Maier
Maier & Company, Inc.
(310) 471-1288

MOTORCAR PARTS OF AMERICA REPORTS FISCAL 2015 FOURTH QUARTER AND
YEAR-END RESULTS

-- Strong Momentum Continues; Business Outlook Remains Favorable --

LOS ANGELES, CA – June 15, 2015 – Motorcar Parts of America, Inc. (Nasdaq: MPAA) today reported results for its fiscal 2015 fourth quarter and year-end ended March 31, 2015 – reflecting record sales and adjusted profitability for the year, supported by the ramp up of new business and product-line expansion contributions.

Net sales for the fiscal 2015 fourth quarter increased 9.4 percent to $83.9 million from $76.7 million for the same period a year earlier. On an adjusted basis, net sales climbed 18.5 percent to $90.9 million from $76.7 million in fiscal 2014 -- excluding certain customer allowances related to new business, including core purchases and return accruals. The company’s sales performance for the fiscal 2015 fourth quarter reflects new rotating electrical business gains, as well as increased contributions from wheel hubs and the company’s master cylinder business that commenced in late July 2014.

Net income for the quarter was $3.1 million, or $0.16 per diluted share, compared with net income of $3.1 million, or $0.19 per diluted share, a year ago – reflecting an 18.9 percent increase in the diluted weighted average number of shares outstanding in the fiscal 2015 period.

Adjusted net income for the fiscal 2015 fourth quarter increased 39.7 percent to $9.9 million, or $0.53 per diluted share, from $7.1 million, or $0.45 per diluted share, the same period a year earlier -- excluding certain expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below.

Gross profit was $20.9 million compared with $23.9 million a year earlier. Gross profit as a percentage of sales for the fiscal 2015 fourth quarter was 24.9 percent compared with 31.2 percent a year earlier -- primarily due to certain customer allowances related to new business that commenced in the fiscal 2015 fourth quarter, including core purchases and return accruals.

Adjusted gross profit was $28.2 million compared with $23.9 million a year ago, representing an 18.1 percent increase. Adjusted gross profit as a percentage of sales for the three months was 31.1 percent compared with 31.2 percent a year earlier.

(more)

Motorcar Parts of America, Inc.
2-2-2

Net sales for the fiscal 2015 full year increased 16.6 percent to $301.7 million from $258.7 million for the same period a year earlier. On an adjusted basis, net sales increased 23.3 percent to $320.7 million from $260.1 million in fiscal 2014.

Net income for the fiscal 2015 full year was $11.5 million, or $0.65 per diluted share, compared with net income of $107.4 million, or $7.01 per diluted share, a year ago – reflecting the fiscal 2014 period impact of $100.9 million income from discontinued operations, as well as a 14.9 percent increase in the diluted weighted average number of shares outstanding in the fiscal 2015 full-year period.

Adjusted net income for the fiscal 2015 full year increased 52.3 percent to $32.9 million, or $1.87 per diluted share, from $21.6 million, or $1.41 per diluted share, a year earlier -- excluding certain expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below.

Gross profit was $81.6 million compared with $81.6 million a year earlier. Gross profit as a percentage of sales for the fiscal 2015 full year period was 27.0 percent compared with 31.5 percent a year earlier -- primarily due to factors noted above.

Adjusted gross profit for the full year was $101.2 million compared with $82.9 million a year ago, representing a 22.0 percent increase. Adjusted gross profit as a percentage of sales for the fiscal 2015 full year was 31.5 percent compared with 31.9 percent a year earlier.

“Results for fiscal 2015 reflect a record year for both sales and adjusted profitability. Market share gains in each of our product lines contributed to this strong performance, establishing a solid business base for future growth. We are well-positioned as we begin a new fiscal year, supported by an aging vehicle population, increased miles driven, positive operating synergies and product line expansion opportunities. Equally important, our ongoing success was achieved through the dedication of a team that is passionate about building shareholder value through superior product quality and exemplary service levels to our valued customers,” said Selwyn Joffe, chairman, president and chief executive officer of Motorcar Parts of America.

Separately, he highlighted a successful post fiscal year-end refinancing of the company’s credit facility and continued new business momentum.

Use of Non-GAAP Measures

We define adjusted net income (loss) as net income (loss) adjusted for certain items related to the company’s discontinued subsidiaries, as well as financing, consulting and other fees. We define Adjusted EBITDA as adjusted net income (loss), plus interest expense, income tax expense and depreciation and amortization. Adjusted net income (loss) does not reflect many items that affect the company’s net income (loss), including many items related to company’s discontinued subsidiaries. Adjusted EBITDA does not reflect the impact of a number of items that affect the company’s net income, including financing costs and matters related to the company’s discontinued subsidiaries. Adjusted EBITDA and adjusted net income (loss) are not measures of financial performance under GAAP, and should not be considered as alternatives to net income or income from operations as a measure of liquidity. Adjusted EBITDA and adjusted net income (loss) have significant limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the company’s results as reported under GAAP. For a reconciliation of Adjusted EBITDA and adjusted net income (loss) to net income (loss) see the financial tables included in the press release.

Motorcar Parts of America, Inc.
3-3-3

Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 6:30 a.m. Pacific time to discuss the company’s financial results and operations.

The call will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877)-776-4016 (domestic) or (973)-638-3231 (international). For those who are not available to listen to the live broadcast, the call will be archived for seven days on Motorcar Parts of America’s website www.motorcarparts.com. A telephone playback of the conference call will also be available from approximately 9:30 a.m. Pacific time today through 8:59 p.m. Pacific time on Monday, June 22, 2015 by calling (855)-859-2056 (domestic) or (404)-537-3406 (international) and using access code: 62650191

About Motorcar Parts of America, Inc.

Motorcar Parts of America is a remanufacturer, manufacturer and distributor of automotive aftermarket parts -- including alternators, starters, wheel hub assembly products and brake master cylinders utilized in imported and domestic passenger vehicles, light trucks and heavy duty applications. Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with facilities located in California, Mexico, Malaysia and China, and administrative offices located in California, Tennessee, Mexico, Singapore and Malaysia. Additional information is available at www.motorcarparts.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors. Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in June 2015 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

# # #

(Financial tables follow)

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Income

	Three Months Ended		Years Ended
	March 31,		March 31,
	2015	2014	2015	2014
	(Unaudited)

Net sales	$83,904,000	$76,682,000	$301,711,000	$258,669,000
Cost of goods sold	62,995,000	52,761,000	220,138,000	177,103,000
Gross profit	20,909,000	23,921,000	81,573,000	81,566,000
Operating expenses:
General and administrative	10,031,000	11,766,000	37,863,000	39,684,000
Sales and marketing	1,907,000	2,059,000	7,851,000	7,838,000
Research and development	611,000	541,000	2,273,000	1,940,000
Total operating expenses	12,549,000	14,366,000	47,987,000	49,462,000
Operating income	8,360,000	9,555,000	33,586,000	32,104,000
Interest expense, net	3,148,000	3,177,000	13,065,000	18,289,000
Income from continuing operations before income tax expense	5,212,000	6,378,000	20,521,000	13,815,000
Income tax expense	2,110,000	3,311,000	9,068,000	7,333,000
Income from continuing operations	3,102,000	3,067,000	11,453,000	6,482,000
Income from discontinued operations	-	-	-	100,877,000

Net income	$3,102,000	$3,067,000	$11,453,000	$107,359,000

Basic net income per share from continuing operations	$0.17	$0.20	$0.68	$0.45
Basic net income per share from discontinued operations	-	-	-	6.89

Basic net income per share	$0.17	$0.20	$0.68	$7.34

Diluted net income per share from continuing operations	$0.16	$0.19	$0.65	$0.42
Diluted net income per share from discontinued operations	-	-	-	6.59

Diluted net income per share	$0.16	$0.19	$0.65	$7.01

Weighted average number of shares outstanding:
Basic	17,967,060	14,996,959	16,734,539	14,633,946
Diluted	18,815,858	15,819,326	17,605,940	15,317,931

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
March 31,

	2015	2014
ASSETS
Current assets:
Cash	$61,230,000	$24,599,000
Short-term investments	699,000	521,000
Accounts receivable — net	24,799,000	22,283,000
Inventory— net	56,829,000	47,246,000
Inventory unreturned	7,833,000	7,534,000
Deferred income taxes	22,998,000	18,767,000
Prepaid expenses and other current assets	7,407,000	4,316,000
Total current assets	181,795,000	125,266,000
Plant and equipment — net	12,535,000	11,025,000
Long-term core inventory — net	188,950,000	143,476,000
Long-term core inventory deposits	31,571,000	29,375,000
Long-term deferred income taxes	261,000	2,614,000
Intangible assets — net	2,574,000	3,244,000
Other assets	4,074,000	3,853,000
TOTAL ASSETS	$421,760,000	$318,853,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$61,893,000	$59,509,000
Accrued liabilities	10,096,000	8,316,000
Customer finished goods returns accrual	19,678,000	16,251,000
Accrued core payment	13,190,000	-
Revolving loan	-	10,000,000
Other current liabilities	2,471,000	1,270,000
Current portion of term loan	7,843,000	7,843,000
Total current liabilities	115,171,000	103,189,000
Term loan, less current portion	72,258,000	79,434,000
Deferred core revenue	-	15,065,000
Long-term accrued core payment	23,880,000	-
Other liabilities	20,248,000	11,529,000
Total liabilities	231,557,000	209,217,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued	-	-
Series A junior participating preferred stock; par value $.01 per share, 20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 50,000,000 shares authorized; 17,974,598 and 15,067,645 shares issued and outstanding at March 31, 2015 and 2014, respectively	180,000	151,000
Additional paid-in capital	191,279,000	120,553,000
Accumulated other comprehensive loss	(2,518,000)	(877,000)
Retained earnings (accumulated deficit)	1,262,000	(10,191,000)
Total shareholders' equity	190,203,000	109,636,000
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$421,760,000	$318,853,000

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company has included the following non-GAAP adjusted financial measures in this press release and in the webcast to discuss the Company's financial results for the three and twelve months ended March 31, 2015 and 2014. Each of these non-GAAP adjusted financial measures is adjusted from results based on GAAP to exclude certain expenses and gains. Among other things, the Company uses such non-GAAP adjusted financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its business.

These non-GAAP adjusted financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP adjusted financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Income statement information for the three and twelve months ended March 31, 2015 and 2014 are as follows:

Reconciliation of Non-GAAP Financial Measures	Exhibit 1

	Three Months Ended March 31,		Years Ended March 31,
	2015	2014	2015	2014
GAAP Results:
Net sales	$83,904,000	$76,682,000	$301,711,000	$258,669,000
Net income	3,102,000	3,067,000	11,453,000	107,359,000
Diluted income per share (EPS)	0.16	0.19	0.65	7.01
Gross margin	24.9%	31.2%	27.0%	31.5%
Non-GAAP Adjusted Results:
Non-GAAP adjusted net sales	$90,899,000	$76,682,000	$320,748,000	$260,081,000
Non-GAAP adjusted net income	9,919,000	7,100,000	32,858,000	21,581,000
Non-GAAP adjusted diluted earnings per share (EPS)	0.53	0.45	1.87	1.41
Non-GAAP adjusted gross margin	31.1%	31.2%	31.5%	31.9%
Non-GAAP adjusted EBITDA	20,066,000	15,468,000	69,453,000	52,947,000

Note: Results for the year ended March 31, 2015 include recognition of net revenue related to cores of $12,625,000, which was previously deferred (which has a $3,892,000 gross profit and EBITDA impact).

Reconciliation of Non-GAAP Financial Measures	Exhibit 2

	Three Months Ended March 31,		Years Ended March 31,
	2015	2014	2015	2014
Net sales, as reported	$83,904,000	$76,682,000	$301,711,000	$258,669,000
Adjustments:
Net sales
Customer allowance - cost of new business	628,000	-	1,070,000	125,000
Inventory purchases, returns and stock adjustment accruals related to new product lines and new business	6,367,000	-	17,967,000	1,287,000
Adjusted net sales	$90,899,000	$76,682,000	$320,748,000	$260,081,000

Note: Results for the year ended March 31, 2015 include recognition of net revenue related to cores of $12,625,000, which was previously deferred.

Reconciliation of Non-GAAP Financial Measures	Exhibit 3

	Three Months Ended March 31,
	2015		2014
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income, as reported	$3,102,000	$0.16	$3,067,000	$0.19
Adjustments:
Net sales
Customer allowance - cost of new business	628,000	$0.03
Inventory purchases, returns and stock adjustment accruals related to new product lines and new business	6,367,000	$0.34
Cost of goods sold
Lower of cost or market revaluation - cores on customers' shelves and other costs	345,000	$0.02
Operating expenses
Disc. subsidiaries legal, severance and other costs	2,967,000	$0.16	670,000	$0.04
Share-based and certain cash incentive compensation expenses (a)	2,514,000	$0.13	947,000	$0.06
Mark-to-market losses (gains)	(1,772,000)	$(0.09)	3,645,000	$0.23
Tax effected at 39% tax rate (b)	(4,232,000)	$(0.22)	(1,229,000)	$(0.08)
Adjusted net income	$9,919,000	$0.53	$7,100,000	$0.45

(a) Includes cash payments reflecting incentive compensation expense of $2,002,000 and $528,000 in the three months ended March 31, 2015 and 2014, respectively, that were made in lieu of granting restricted stock in 2013, which is non-recurring

(b) Tax effect at 39% of the income from continuing operations before income tax expense (reflecting the adjustments)

Reconciliation of Non-GAAP Financial Measures	Exhibit 4

	Years Ended March 31,
	2015		2014
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income, as reported	$11,453,000	$0.65	$107,359,000	$7.01
Adjustments:
Income from discontinued operations	-		(100,877,000)	$(6.59)
Net sales
Customer allowance - cost of new business	1,070,000	$0.06	125,000	$0.01
Inventory purchases, returns and stock adjustment accruals related to new product lines and new business	17,967,000	$1.02	1,287,000	$0.08
Cost of goods sold
New product line start-up costs	189,000	$0.01
Lower of cost or market revaluation - cores on customers' shelves and other costs	1,378,000	$0.08
Cost of returns and stock adjustment accruals related to new product lines and new business	(983,000)	$(0.06)	(354,000)	$(0.02)
Discontinued subsidiaries costs	-		325,000	$0.02
Operating expenses
Disc. subsidiaries legal, severance and other costs	8,020,000	$0.46	4,056,000	0.26
Share-based and certain cash incentive compensation expenses (a)	4,211,000	$0.24	1,497,000	$0.10
Mark-to-market losses (gains)	1,493,000	$0.08	11,069,000	$0.72
Disc. subsidiaries sales and marketing expenses	-		21,000	$0.001
Consulting fees, research and development	-		75,000	$0.005
Interest
Disc. subsidiaries supplier revolving credit line interest and write-off of prior deferred loan fees	-		3,462,000	$0.23
Tax effected at 39% tax rate (b)	(11,940,000)	$(0.68)	(6,464,000)	$(0.42)
Adjusted net income	$32,858,000	$1.87	$21,581,000	$1.41

(a) Includes cash payments reflecting incentive compensation expense of $2,002,000 and $528,000 in the three months ended March 31, 2015 and 2014, respectively, that were made in lieu of granting restricted stock in 2013, which is non-recurring

(b) Tax effect at 39% of the income from continuing operations before income tax expense (reflecting the adjustments)

Note: Results for the year ended March 31, 2015 include recognition of net revenue related to cores of $12,625,000, which was previously deferred (which has a $0.12 earnings per share impact).

Reconciliation of Non-GAAP Financial Measures	Exhibit 5

	Three Months Ended March 31,
	2015		2014
	$	Gross Margin	$	Gross Margin
GAAP gross profit, as reported	$20,909,000	24.9%	$23,921,000	31.2%
Adjustments:
Net sales
Customer allowance - cost of new business	628,000
Inventory purchases, returns and stock adjustment accruals related to new product lines and new business	6,367,000
Cost of goods sold
Lower of cost or market revaluation - cores on customers' shelves and other costs	345,000
Total adjustments	7,340,000	6.2%	-
Adjusted gross profit	$28,249,000	31.1%	$23,921,000	31.2%

Reconciliation of Non-GAAP Financial Measures	Exhibit 6

	Years Ended March 31,
	2015		2014
	$	Gross Margin	$	Gross Margin
GAAP gross profit, as reported	$81,573,000	27.0%	$81,566,000	31.5%
Adjustments:
Net sales
Customer allowance - cost of new business	1,070,000		125,000
Inventory purchases, returns and stock adjustment accruals related to new product lines and new business	17,967,000		1,287,000
Cost of goods sold
New product line start-up costs	189,000
Lower of cost or market revaluation - cores on customers' shelves and other costs	1,378,000
Cost of returns and stock adjustment accruals related to new product lines and new business	(983,000)		(354,000)
Discontinued subsidiaries costs	-		325,000
Total adjustments	19,621,000	4.5%	1,383,000	0.4%
Adjusted gross profit	$101,194,000	31.5%	$82,949,000	31.9%

Note: Results for the year ended March 31, 2015 include recognition of net revenue related to cores of $12,625,000, which was previously deferred (which has a $3,892,000 gross profit impact and 0.0% gross margin impact).

Reconciliation of Non-GAAP Financial Measures	Exhibit 7

	Three Months Ended March 31,		Year Ended March 31,
	2015	2014	2015	2014
GAAP net income, as reported	$3,102,000	$3,067,000	$11,453,000	$107,359,000
Income from discontinued operations	-			(100,877,000)
Interest expense, net	3,148,000	3,177,000	13,065,000	18,289,000
Income tax expense	2,110,000	3,311,000	9,068,000	7,333,000
Depreciation and amortization	657,000	651,000	2,522,000	2,742,000
EBITDA, as reported	$9,017,000	$10,206,000	$36,108,000	$34,846,000

Adjustments:
Net sales
Customer allowance - cost of new business	628,000		1,070,000	125,000
Inventory purchases, returns and stock adjustment accruals related to new product lines and new business	6,367,000		17,967,000	1,287,000
Cost of goods sold
New product line start-up costs			189,000
Lower of cost or market revaluation - cores on customers' shelves and other costs	345,000		1,378,000
Cost of returns and stock adjustment accruals related to new product lines and new business			(983,000)	(354,000)
Discontinued subsidiaries costs	-			325,000
Operating expenses
Disc. subsidiaries legal, severance and other costs	2,967,000	670,000	8,020,000	4,056,000
Share-based and certain cash incentive compensation expenses (a)	2,514,000	947,000	4,211,000	1,497,000
Mark-to-market losses (gains)	(1,772,000)	3,645,000	1,493,000	11,069,000
Disc. subsidiaries sales and marketing expenses	-			21,000
Consulting fees, research and development	-			75,000
Adjusted EBITDA	$20,066,000	$15,468,000	$69,453,000	$52,947,000

(a) Includes cash payments reflecting incentive compensation expense of $2,002,000 and $528,000 in the three months ended March 31, 2015 and 2014, respectively, that were made in lieu of granting restricted stock in 2013, which is non-recurring

Note: Results for the year ended March 31, 2015 include recognition of net revenue related to cores of $12,625,000, which was previously deferred (which has a $3,892,000 EBITDA impact).